                                                                  EXHIBIT 10.7.2

                                                               EXECUTION VERSION

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

                                      Buyer

                                       and

                       CRESLEIGH FINANCIAL SERVICES, LLC,

                                     Seller

                                       and

                       LASALLE BANK, NATIONAL ASSOCIATION

                                    Custodian

                               -------------------

                               CUSTODIAL AGREEMENT

                               As of March 1 2002

                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
Section 1.        Definitions ...................................................................................      1
Section 2.        Deposit of Purchased Mortgage Loans; Effecting a Transaction ..................................      6
Section 3.        Certification of Documentation; Delivery of Documents .........................................      7
Section 4.        Obligations of Custodian ......................................................................     10
Section 5.        Takeout Provisions; Funding by Takeout Investor ...............................................     10
Section 6.        Future Defects ................................................................................     12
Section 7.        Release for Payment ...........................................................................     12
Section 8.        Transfer of Purchased Mortgage Loans Upon Termination of a Transaction, Event of Default or
                  Swap for Agency Securities ....................................................................     12
Section 9.        Fees of Custodian .............................................................................     12
Section 10.       Removal of Custodian With Respect to Some or All of the Purchased Mortgage Loans ..............     12
Section 11.       Examination and Copies of Mortgage Files ......................................................     13
Section 12.       Insurance of Custodian ........................................................................     13
Section 13.       No Adverse Interest of Custodian ..............................................................     13
Section 14.       Termination by Custodian ......................................................................     14
Section 15.       Limitation on Liability .......................................................................     14
Section 16.       Indemnification of Custodian ..................................................................     15
Section 17.       Indemnification of Buyer ......................................................................     15
Section 18.       Obligations of the Custodian Regarding Genuineness of Documents ...............................     16
Section 19.       Periodic Statements ...........................................................................     16
Section 20.       Shipment of Documents .........................................................................     16
Section 21.       Authorized Representatives ....................................................................     16
Section 22.       Obligations of Custodian With Respect to the Trust Receipts ...................................     16
Section 23.       Representations and Warranties ................................................................     17
Section 24.       Governing Law .................................................................................     18
Section 25.       Notices .......................................................................................     18
Section 26.       Successors and Assigns ........................................................................     18
Section 27.       Reproduction of Documents .....................................................................     19
Section 28.       Entire Agreement ..............................................................................     19
Section 29.       Counterparts ..................................................................................     19
Section 30.       Submission to Jurisdiction ....................................................................     19
Section 31.       WAIVER OF JURY TRIAL ..........................................................................     19

EXHIBIT A-1   Freddie Mac DOCUMENT LIST ..................................................................       21
EXHIBIT A-2   Fannie Mae DOCUMENT LIST ...................................................................       22
EXHIBIT B-1   CASH WINDOW SUBMISSION PACKAGE .............................................................       23
EXHIBIT B-2   GNMA SUBMISSION PACKAGE ....................................................................       25
EXHIBIT B-3   NON-AGENCY SUBMISSION PACKAGE ..............................................................       26
EXHIBIT C     [LETTERHEAD OF SELLER] .....................................................................       28
EXHIBIT D-1   Fannie Mae MASTER BAILEE LETTER ............................................................       30
EXHIBIT D-2   NON-AGENCY MASTER BAILEE LETTER ............................................................       34
EXHIBIT E     LIMITED POWER OF ATTORNEY ..................................................................       38

EXHIBIT F-1 MORTGAGE FILE .......................................................................................   39
EXHIBIT F-2 Loan Identification Data ............................................................................   41
EXHIBIT F-3 Audited Fields Schedule .............................................................................   43
EXHIBIT G .......................................................................................................   44
EXHIBIT H REQUEST FOR CERTIFICATION .............................................................................   45
EXHIBIT I REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT ..........................................................   46
EXHIBIT J-l TAKEOUT ASSIGNMENT ..................................................................................   48
EXHIBIT J-2 TAKEOUT ASSIGNMENT (Blanket) ........................................................................   49
EXHIBIT K TRUST RECEIPT .........................................................................................   52
EXHIBIT L-l WAREHOUSE LENDER'S RELEASE ..........................................................................   53
EXHIBIT L-2 WAREHOUSE LENDER'S WIRE INSTRUCTIONS ................................................................   54
EXHIBIT M .......................................................................................................   56
EXHIBIT N NOTICE TO THE CUSTODIAN ...............................................................................   57
EXHIBIT O FORM OF LOST NOTE AFFIDAVIT ...........................................................................   58
EXHIBIT P AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN ...........................................................   60
EXHIBIT Q AUTHORIZED REPRESENTATIVES OF THE SELLER ..............................................................   61
EXHIBIT R AUTHORIZED REPRESENTATIVES OF THE BUYER ...............................................................   62
EXHIBIT S MORTGAGE LOAN SCHEDULE ................................................................................   63
EXHIBIT T FORM OF WAREHOUSE LENDER PAYOFF LETTER ................................................................   64
EXHIBIT U FORM OF WAREHOUSE LENDER PAYOFF LETTER ................................................................   65

                  THIS AGREEMENT, dated as of March 1, 2002, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), having an address at 11 Madison Avenue, New York, New York 100W, CRESLEIGH FINANCIAL SERVICES, LLC (the "Seller"), having an address at 11595 North Meridien Street, Suite 400, Carmel IN 46032, and LaSalle Bank, National Association (the "Custodian"), having an address at 2571 Busse Road, Suite 200, Elk Grove Village, Illinois 60007.

                              W I T N E S S E T H:

                  WHEREAS, the Buyer and the Seller may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the Seller certain Mortgage Loans, with a simultaneous agreement by the Seller to repurchase such Purchased Mortgage Loans as provided in that certain Master Repurchase Agreement dated as of March 1, 2002, between the Seller and the Buyer (the "Master Repurchase Agreement") and a Confirmation between the Seller and the Buyer (the "Confirmation" as to each Transaction, the related Confirmation and the Master Repurchase Agreement are referred to collectively as, the "Repurchase Agreement")

                  WHEREAS, the Custodian is authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for Buyer and Seller in order to effect each Transaction on its behalf all as more particularly set forth herein;

                  WHEREAS, Seller shall from time to time deliver Purchased Mortgage Loans to the Custodian that are subject to a Transaction; and

                  WHEREAS, the Seller has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof.

                  NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Capitalized terms used but not defined herein shah have the meanings assigned to them in the Repurchase Agreement.

                  "Agency": Freddie Mac, Fannie Mae or GNMA, as applicable.

                  "Agency Security": A mortgage-backed security issued by one of the Agencies.

                  "Agreement": This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

                  "Anticipated Settlement Date": Shall have the meaning set forth in Section 2 hereof.

                  "Applicable Agency Documents": The documents listed on Exhibit A-1 or Exhibit A-2, as applicable.

                  "Applicable Requirements": With respect to each Takeout Investor the applicable requirements published by such Takeout Investor which must be satisfied in order to be eligible for purchase by such Takeout Investor as amended or supplemented from time to time.

                  "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

                  "Authorized Representative": Shall have the meaning set forth in Section 21 hereof.

                  "Bailee Letter": A Fannie Mae Bailee Letter , a Freddie Mac Bailee Letter or a Non-Agency Bailee Letter, as applicable.

                  "Bailee Violation Letter" A letter in the form of Exhibit U hereto.

                  "Business Day": Any day other than (i) a Saturday or Sunday or
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

                  "Buyer": Credit Suisse First Boston Mortgage Capital LLC, or its successor in interest or assigns.

                  "Cash Window Submission Package": The documents listed on Exhibit B-1, which shall be delivered by Seller to Custodian in connection with each Cash Window Transaction.

                  "Cash Window Transaction": A transaction initiated by Seller's delivery of a Request for Certification which identifies Fannie Mae or Freddie Mac as the Takeout Investor.

                  "Committed Mortgage Loan": Any Mortgage Loan which is the subject of a Takeout Commitment with a Takeout Investor.

                  "Custodian": LaSalle Bank, National Association or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

                  "Delivered Mortgage Loan": Each mortgage loan delivered by Seller potentially for purchase by Buyer pursuant to the terms of the Master Repurchase Agreement, prior to the time of its purchase.

                  "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Seller, in the form of Exhibit C, indicating the address for the delivery by Custodian of the related Submission Package.

                  "Document Delivery Date": With respect to a Mortgage Loan, the date on which the related Mortgage File must be delivered to the Custodian, Such date shall be, with respect to

Wet-ink Mortgage Loans, the Purchase Date, and with respect to all other Mortgage Loans, the date one Business Day prior to the purchase of the Mortgage Loans by the Buyer.

                  "Expiration Date": With respect to any Takeout Commitment, the expiration date thereof.

                  "Freddie Mac": Freddie Mac and any successor thereto.

                  "Freddie Mac Bailee Letter": The master bailee letter for use by Custodian in connection with the delivery to Freddie Mac of a Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release, if applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout Commitment.

                  "Fannie Mae": Fannie Mae and any successor thereto.

                  "Fannie Mae Bailee Letter": The master bailee letter, in the form of Exhibit D-1, for use by Custodian in connection with the delivery to Fannie Mae of a Cash Window Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release, if applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Takeout Commitment.

                  "GNMA": The Government National Mortgage Association and any successor thereto.

                  "GNMA Submission Package": The documents listed on Exhibit B-2, which shall be delivered by Seller to Custodian in connection with each GNMA Transaction.

                  "GNMA Transaction": A transaction initiated by Buyer's delivery of a Request for Certification which identifies GNMA as the Takeout Investor.

                  "Jumbo A Mortgage Loan": A Mortgage Loan which, except for the outstanding principal balance exceeding Agency limitations, would be eligible for sale to one or more of the Agencies.

                  "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit E, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

                  "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include those items set forth on Exhibit F-2.

                  "MERS Mortgage Loan": Any Purchased Mortgage Loan registered with MERS on the MERS System.

                  "MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  "MIN": The mortgage identification number for any MERS Mortgage Loan.

                  "MOM Loan": Any Purchased Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  "Mortgage": The mortgage, deed of trust or other instrument securing a Mortgage Note.

                  "Mortgage File": The items pertaining to a particular Mortgage Loan which are referred to in Exhibit F-1, plus, with respect to any Committed Mortgage Loan, any additional items set forth in the related Submission Package and, if applicable, Applicable Agency Documents and all such other documents as the related Agency may require from time to time for the issuance of the related Agency Securities.

                  "Mortgage Loan": A mortgage loan which has keen sold by the Seller to the Buyer pursuant to the Repurchase Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and
(ii) all fight, title and interest of Seller in and to the Mortgaged Property covered by such Mortgage.

                  "Mortgage Loan Schedule": A schedule of Purchased Mortgage Loans attached to, or electronically identified if the parties so agree, as relating to each Trust Receipt and, if applicable, Custodial Delivery.

                  "Mortgage Loan Schedule and Exception Report" means a list of Purchased Mortgage Loans delivered by the Custodian to the Buyer, reflecting the Mortgage Loans held by the Custodian for the benefit of the Buyer, which includes codes indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth
(a) the Mortgage Loans being purchased by the Buyer on any applicable Purchase Date as well as the Mortgage Loans previously purchased by the Buyer and held by the Custodian hereunder, and (b) all exceptions with respect thereto, with any updates thereto from the time last delivered.

                  "Mortgage Note": The original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

                  "Mortgaged Property": The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Non-Agency Bailee Letter": The master bailee letter, in the form of Exhibit D-2, for use by Custodian in connection with the delivery of a Non-Agency Submission Package, for the purpose of delivering the related Non-Agency Submission Package, excluding (i) a copy of the Confirmation, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank.

                  "Non-Agency Submission Package": The documents listed on Exhibit B-3, which shall be delivered by Seller to Custodian in connection with each Non-Agency Transaction.

                  "Non-Agency Transaction": A transaction initiated by Seller's delivery of a Request for Certification which identifies as the Takeout Investor an entity other than an Agency.

                  "Notice of Bailment": A notice, in the form of Schedule 1 to Exhibit D-1 or Schedule 1 to Exhibit D-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

                  "Notice of Default": Written notice delivered by Buyer to Custodian and Seller, of an "Event of Default" under the Repurchase Agreement.

                  "Payee Number": The code used by Fannie Mae to indicate the wire transfer instructions that will be wed by Fannie Mae to purchase a Mortgage Loan.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  "Purchase Date": With respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement.

                  "Purchased Mortgage Loans": The Mortgage Loans sold by Seller to Buyer in a Transaction.

                  "Qualified Insurer": A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

                  "Release Payment": the amount necessary to effectuate a release under a Warehouse Lender's Release.

                  "Request for Certification": A report detailing Loan identification data supplied by Seller to Buyer, transmitted by Buyer or Seller to Custodian either via facsimile in the form of Exhibit H or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by Seller to Buyer on the Purchase Date.

                  "Request for Release of Documents and Receipt": a written request for the release of documents and receipt in the form of Exhibit I hereto.

                  "Seller": Cresleigh Financial Services, LLC, or its successors in interest or assigns.

                  "Submission Package": With respect to each Mortgage Loan, a Cash Window Submission Package, a GNMA Submission Package or a Non-Agency Submission Package, as applicable.

                  "Takeout Assignment": The assignment by Seller to Buyer of Seller's rights under a specific Takeout Commitment, in the form of Exhibit J-1, or of Seller's rights under all Takeout Commitments, in the form of Exhibit J-2.

                  "Takeout Commitment": A commitment of the Seller to either (a) sell one or more Mortgage Loans to a Takeout Investor or (b) (i) swap one or more Mortgage Loans with a Takeout Investor that is an Agency for an Agency Security, and (ii) sell the related Agency Security to a Takeout Investor, and in each case, the corresponding Takeout Investor's commitment back to the Seller to effectuate any of the foregoing, as applicable.

                  "Takeout Investor": Shall mean (i) an Agency, (ii) DLJ Mortgage Capital, Inc. or (iii) other institution which has made a Takeout Commitment and has been approved in writing by Buyer.

                  "Trust Receipt": A trust receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit K, and delivered to the Buyer by the Custodian in accordance with
Section 3 hereof.

                  "Warehouse Lender": Any lender providing financing to Seller for the purpose of originating Mortgage Loans, which lender prior to the Purchase Date has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

                  "Warehouse Lender's Release": A letter, in the form of Exhibit L-1, from a Warehouse Lender to Buyer, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

                  "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit L-2, from a Warehouse Lender to Buyer, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

                  "Wet-Ink Delivery Date": With respect to each Wet-Ink Mortgage Loan, the date which is seven Business Days after the related Purchase Date.

                  "Wet Ink Mortgage Loan": A Mortgage Loan which Seller is selling to Buyer simultaneously with the origination thereof.

                  "Written Instructions": Written communications received by Custodian from an Authorized Representative of the Buyer or the Seller, including communications received in electronic format.

                  Section 2. Deposit of Purchased Mortgage Loans; Effecting a Transaction.

                  (a) Seller may, before the first purchase of a Mortgage Loan by Buyer under the Repurchase Agreement, deliver to Custodian a Limited Power of Attorney; provided, however, that Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

                  (b) On or prior to 9 a.m. (Eastern time), or 12 p.m. (Eastern time) with respect to Wet Ink Mortgage Loans, on the Document Delivery Date with respect to each Delivered Mortgage Loan, Seller shall deposit with Custodian (a) a Request for Certification (copy to Buyer), and (b) the Mortgage File, except with respect to each Wet-Ink Mortgage Loan. The documentation for no more than one hundred (100) Delivered Mortgage Loans will be deposited with Custodian on any Document Delivery Date, and Buyer shall not purchase in excess of one hundred (100) Delivered Mortgage Loans on any Purchase Date.

                  (c) No later than 9 am. (Eastern time) on the related Purchase Date, Seller shall deliver to Buyer and the Custodian Written Instructions regarding the Transaction, which shall contain the following information: (i) a description of the Delivered Mortgage Loans to be purchased on such Date, which shall include Loan Identification Data in electronic form acceptable to Buyer; (ii) the Purchase Date; (iii) with respect to any Committed Mortgage Loan, the anticipated settlement date for any Takeout Commitment (the "Anticipated Settlement Date") and (iv) the Repurchase Date (as defined in the Master Repurchase Agreement).

                  (d) On or prior to 9 a.m. (Eastern time) on the Wet-Ink Delivery Date, the Seller shall deliver or cause to be delivered, the Mortgage Loan file for each Wet-Ink Mortgage Loan.

                  (e) From and including the Purchase Date and until notified on the Repurchase Date or as extended by written notice signed by both Buyer and Seller and delivered to Custodian, or until Custodian shall receive a Notice of Default, Custodian shall hold the Purchased Mortgage Loans in trust for the exclusive benefit of Buyer and shall not act upon Written Instructions of Buyer or Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement. Prior to the related Purchase Date, Custodian shall hold the Delivered Mortgage Loans in trust for the exclusive benefit of Seller.

                  Section 3. Certification of Documentation; Delivery of Documents.

                  (a) Upon receipt by Custodian of the Request for Certification, Custodian shall ascertain whether it is in possession of the Mortgage File for each Delivered Mortgage Loan identified on the Request for Certification and shall no later than 3:00 p.m. Eastern Time on the related Document Delivery Date, provide to Buyer and Seller a written listing of exceptions, if any, relating to each Delivered Mortgage Loan based on Custodian's review of the related Mortgage File pursuant to this Section 3. Except for any Delivered Mortgage Loan which is listed by Custodian as an exception (and Buyer has not provided written notice of its intent to purchase by 2 p.m. Eastern time on the related Purchase Date, and except for any other Delivered Mortgage Loan that Buyer has provided written notice of its intent to not purchase by 2 p.m. Eastern Time on the related Purchase Date, Custodian shall, issue to Buyer by 3 p.m. Eastern time a Mortgage Loan Schedule and Exception Report electronically or by fax substantially similar to Exhibit G and treat such Delivered Mortgage Loans as Purchased Mortgage Loans pursuant to this Agreement. A physical Mortgage Loan Schedule and Exception Report with original signatures shall be sent overnight to Buyer's New York office, with a copy to Buyer's

Princeton office (both as specified in Section 25 of this Agreement). Custodian hereby acknowledges that each time it issues a Mortgage Loan Schedule and Exception Report, it is making an express representation and warranty to Buyer tat it has reviewed the items contained in the Mortgage File listed on the Request for Certification as specified in Sections 3(a) and (b) with respect to the related Mortgage Loan. Buyer must pay the Purchase Price in accordance with Seller's wire instructions no later than 6:00 p.m. Eastern Time on the related Purchase Date or return the Mortgage Loan Schedule and Exception Report to Custodian.

                  (b) With respect to each Request for Certification, prior to the listing of exceptions and delivery of the Mortgage Loan Schedule and Exception Report by Custodian and upon receipt of the Mortgage File for each Delivered Mortgage Loan:

                  (i) Custodian shall review the documents in each Mortgage File to verify whether all are complete and appear regular on their face, whether each such document purporting to be an original appears on its face to be so, and whether each copy appears on its face to be a complete copy of its original. Custodian shall confirm that, with respect to each Delivered Mortgage Loan:

                           (A) each document required by this Agreement to be in the Mortgage File is in Custodian's possession;

                           (B) the Mortgage Note is endorsed "Pay to the order of___________ without recourse and signed in the name of Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to Seller;

                           (C) each signature on the Mortgage Note is original and does not materially differ from the name typed below the signature line it appears on;

                           (D) the information on Schedule F-3 which is contained on the Mortgage Note conforms to the related Loan Identification Data

                           (E) all signatures on the Mortgage properly relate to the Mortgage Note, examine the Mortgage for the completions of any required notarization, acknowledgement of witness and verify that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage;

                           (F) the Mortgagor name on the Assignment of Mortgage agrees with the related Loan Identification Data;

                           (G) the original or certified copies of the recorded intervening assignments of the Mortgage, if applicable, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), show a complete chain of assignment from the originator and verify that the Mortgagor name is on the assignment agrees with the related Loan Identification Data;

                           (H) If applicable, (1) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer Instructions are identical to Buyer's wire instructions to Seller or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Buyer in writing as Buyer's Payee Number;

                           (I) If applicable, the Applicable Agency Documents list Buyer as sale subscriber. Seller covenants that it will advise Buyer of any necessary amendments to such exhibits to reflect all current requirements of the applicable Agency.

                  (ii) If Custodian determines that the documents in the Mortgage File for a Delivered Mortgage Loan conform in all respects with Section 3(b)(i), and unless otherwise notified by Buyer in accordance with Section 3(b)(i), Custodian shall include such Mortgage Loan in the Mortgage Loan Schedule and Exception Report issued to Buyer; provided, however, that if Custodian determines that the documents contained in the Mortgage File for any Mortgage Loan conform in all respects with Section 3(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated, to prepare and execute such endorsement pursuant to the Limited Power of Attorney. If the documents required in any Mortgage File do not conform in all respects with Section 3(b)(i) or are missing and/or do not conform (except as otherwise notified in Section 3(b)(i)), Custodian shall not include such Mortgage Loan in any Mortgage Loan Schedule and Exception Report. In its exception listing, Custodian shall notify Seller and Buyer of any documents that are missing, incomplete on their face or patently inconsistent and of any Mortgage Loans that do not satisfy the criteria listed above. Seller shall promptly deposit such missing documents with Custodian or complete or correct the documents. On or prior to the Purchase Date and as a condition to purchase, Custodian shall deliver to the Buyer an electronic Mortgage Loan Schedule and Exception Report to the effect that the Custodian has received the Required Documents for each Purchased Mortgage Loan on the Mortgage Loan Schedule and as to each Mortgage File, specifying any document delivered and any document that has not been received, and verifying the items listed in this Section 3(b).

                  (c) As outlined in Section 3(a), Custodian shall deliver to Buyer, no later than 3:00 p.m. Eastern Time on the related Purchase Date, electronically followed by overnight courier a Mortgage Loan Schedule and Exception Report having appended thereto a schedule of all Mortgage Loans with respect to which Custodian has completed the procedures set forth in Sections 3(a) and 3(b)(i) hereof and certify that it is holding each related Mortgage File for the benefit of Buyer in accordance with the terms hereof.

                  (d) In addition to the foregoing, on the initial Purchase Date, the Custodian shall deliver to the Lender, no later than 3:00 p.m., New York City time, a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto. Each Mortgage Loan Schedule and Exception Report delivered by the Custodian to the Buyer shall supersede and cancel the

Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Mortgage Loan Schedule and Exception Report to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report, then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties hereto.

                  (e) The Seller shall promptly forward to Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with any Interim Servicing Agreement, provided, however, that Seller shall promptly provide Custodian with a certified true copy of any such document submitted for recordation, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation. The Custodian shall review, record on its system and file all such recorded documents within 7 Business Days of receipt. If the related Mortgage Loan has been sold to a Takeout Investor, Custodian shall forward any such documents in its possession to the related Takeout Investor within 7 Business Days of receipt.

                  Section 4. Obligations of Custodian.

                  (a) On and after the Purchase Date, with respect to the Mortgage Files, and other documents delivered to Custodian or which come into the possession of Custodian, Custodian is the custodian for Buyer, exclusively. The Custodian shall hold all documents received by it for the exclusive use and benefit of Buyer, and shall make disposition thereof only in accordance with this Agreement and the Written Instructions finished by Buyer. The Custodian shall segregate and maintain continuous custody of the Mortgage Files and the Submission Packages in secure and fireproof facilities in accordance with customary standards for such custody.

                  (b) The Custodian shall promptly notify Buyer if (i) Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on any accounts maintained by Seller with Custodian or on the Mortgage File or the Submission Package; or (ii) the representation, warranty and covenant contained in Section 23(d) below were to become untrue or incorrect at any time during the term of this Agreement.

                  Section 5. Takeout Provisions; Funding by Takeout Investor. With respect to each Committed Mortgage Loan,

                  (a) Seller shall provide to Custodian a completed Request for Release of Documents and Receipt with respect to the related Committed Mortgage Loans. The Mortgage Files relating to the Committed Mortgage Loans included in a Request for Release of Documents and Receipt shall be sent for delivery by Custodian to the applicable Takeout Investor specified by Seller to Buyer in writing on the same day as the completed Request for Release of Documents and Receipt is received by Custodian (in the event that such request is received by 12 noon (Eastern time)), but in any event no later than two Business Days prior to the Expiration

Date of the related Takeout Commitment; provided, however, that Custodian has received the confirmation described below. In the event that the Request for Release of Documents and Receipt is not received prior to 12 noon Eastern time, Custodian shall use reasonable efforts to effect same day shipment of the related Mortgage Files, but in any event shall send such Mortgage Files on the following Business Day. Such Mortgage Files shall be sent in the form and specific order required by Seller, via overnight courier in accordance with the Delivery Instructions and under cover of a filly completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. Custodian shall deliver such applicable documents in the original form and specific order received from Seller. Custodian shall not deliver any Mortgage File to any potential Takeout Investor unless such Takeout Investor was identified by Seller to Buyer on the Purchase Date in the Mortgage Loan Schedule or as agreed to in writing by Buyer. Custodian shall confirm prior to delivery of any documents to any Takeout Investor that such Takeout Investor has executed a Bailee Letter. If the Request for Release of Documents and Receipt directs Custodian to deliver the Mortgage File to a location that is not the Takeout Investor's office specified on Schedule 1 of the Bailee Letter, Custodian will notify Buyer prior to complying with such Request for Release of Documents and Receipt, and unless Buyer instructs Custodian not to so deliver the Mortgage File within two hours of receipt of such notice (within an 8-5 Eastern time Business Day), Custodian will deliver the Mortgage File to such location. The location of the Takeout Investor's office specified on Schedule 1 may be changed with the prior written approval of Buyer.

                  (b) At any time following the delivery of a Request for Release of Documents and Receipt, in the event Custodian becomes aware of any defect with respect to a related Mortgage File or the related forms, including the return of documents to Custodian from a Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to Buyer, followed by a written specification thereof to Buyer within one Business Day. In addition, Custodian shall provide a Bailee Violation Letter to Buyer and the Takeout Investor in the event that Buyer notifies Custodian that any documents remain in the possession of a Takeout Investor for thirty days and the related Mortgage Loans have not been purchased by Takeout Investor prior to such date.

                  (c) On the Anticipated Settlement Date, unless Custodian receives on or prior to such Anticipated Settlement Date a Notice of Default or Written Instructions from both Buyer and Seller that the Anticipated Settlement Date has been extended, Buyer irrevocably instructs Custodian to release to the Takeout Investor the Purchased Mortgage Loans with respect to such Transaction with a fully completed Notice of Bailment. Notwithstanding anything to the contrary herein, in the event the Purchased Mortgage Loans are repurchased prior to the related Anticipated Settlement Date pursuant to the Repurchase Agreement, Buyer irrevocably instructs Custodian, upon receipt of written notice thereof from Buyer, to release to Seller such Purchased Mortgage Loans as more particularly described in Section 8.

                  (d) In the event that a Takeout Investor rejects a Mortgage Loan for purchase pursuant to a Takeout Commitment for any reason whatsoever, Custodian shall promptly notify Buyer and Seller upon receipt of the returned Mortgage File or notification from the Takeout Investor, and Seller shall deliver to Buyer, not later than two Business Days after such rejection, a new Takeout Commitment covering such Mortgage Loan.

                  Section 6. Future Defects. During the term of this Agreement, if Custodian discovers any defect with respect to the Mortgage Files, Custodian shall give written specification of such defect to Seller and Buyer.

                  Section 7. Release for Payment. Upon the payment in full of any Purchased Mortgage Loan, and upon receipt by Custodian of a Request for Release of Documents and Receipt and written acknowledgement from Buyer that the appropriate proceeds have been received, Custodian shall promptly release the Mortgage File to Seller. The Custodian shall update its records to reflect the release of the applicable Purchased Mortgage Loan, with evidence delivered to the Buyer thereof.Section 8. Transfer of Purchased Mortgage Loans Upon Termination of a Transaction, Event of Default or Swap for Agency Securities. If Custodian is furnished with written notice from Buyer that a Transaction with respect to the Repurchase Agreement has been terminated, that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Mortgage Loans or that the Purchased Mortgage Loans identified have been swapped for Agency Securities], upon written notice of the Buyer in the form of Exhibit N, the Custodian shall release to such Persons as designated in such notice, the Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to the Buyer an amended Mortgage Loan Schedule and Exception Report attached thereto, listing all of the Purchased Mortgage Loans still subject to a Transaction. Promptly upon receipt of written notice from Buyer of the occurrence of an Event of Default pursuant to the Master Repurchase Agreement and written direction from Buyer to endorse and record the Mortgage Note and Assignment, respectively, of a Purchased Mortgage Loan, Custodian shall endorse the related Mortgage Note as directed in writing by Buyer and, if the related Purchased Mortgage Loan is not a MERS Mortgage Loan, shall record the Assignment of Mortgage. Seller agrees not to alter the information referenced above with respect to any Mortgage Loan without the prior written consent of Buyer. In addition, Seller hereby grants Custodian and any officer or agent thereof an irrevocable power of attorney, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller, coupled with an interest, for the purpose of exercising its obligations pursuant to this Section 8.

                  Section 9. Fees of Custodian. Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Buyer, the payment of which fees, together with Custodian's expenses in connection herewith, shall be solely the obligation of Buyer. Seller shall pay to Buyer an amount not less than the fees and expenses paid by Buyer to Custodian pursuant to this Section 9.Section 10. Removal of Custodian With Respect to Some or All of the Purchased Mortgage Loans. With cause, Buyer may from time to time, with the consent of Seller, remove and discharge Custodian from the performance of its duties under this Agreement with respect to any or all of the Purchased Mortgage Loans by written notice from Buyer to Custodian, with a copy to Seller. Having given notice of such removal, Buyer promptly shall, by written instrument (one original counterpart of which instrument shall be delivered to Seller and an original to any successor Custodian)

                  (i) appoint a successor Custodian to act on behalf of Buyer to replace Custodian under this Agreement, provided that, if no Event of Default shall have occurred, Seller shall approve such successor Custodian, which approval shall not be unreasonably withheld, and that any appointment of a successor Custodian which is an affiliate of Seller shall be null and void;

                  (ii) designate a document custodian to receive the Mortgage Files wit respect to the Purchased Mortgage Loans removed from this Agreement, or

                  (iii) take delivery of the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, all affected Mortgage Files. In the event of any appointment of a successor Custodian under this Agreement, Seller shall be responsible for the fees of the successor Custodian hereunder. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder.

                  Section 11. Examination and Copies of Mortgage Files.

                  (a) Upon reasonable prior notice to Custodian, Seller, Buyer and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of Custodian relating to any or all of the Purchased Mortgage Loans or the Delivered Mortgage Loans.

                  (b) Upon the request of Seller or Buyer and at the cost and expense of Seller or Buyer, as the case may be, Custodian shall provide Seller or Buyer, as the case may be, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Purchased Mortgage Loans.

                  Section 12. Insurance of Custodian. At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to lowest available deductibles, all as is customary for insurance typically maintained by banks which act as Custodian and with insurance companies reasonably acceptable to Seller. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgaged-Backed Securities Selling Guide and the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to Seller, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by Seller, by registered mail, of 30 days' prior written notice thereof.

                  Section 13. No Adverse Interest of Custodian. By execution of this Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Delivered Mortgage Loan or Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Delivered Mortgage Loan or Purchased Mortgage Loan as of the date hereof. The Delivered Mortgage Loans and the Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

                  Section 14. Termination by Custodian. Unless required to terminate earlier by applicable law or regulation, after the expiration of the 180-day period commencing on the initial Purchase Date, Custodian may terminate its obligations under this Agreement upon at least 90 days' notice to Buyer and Seller. The costs associated with the termination of this Agreement by Custodian, including all costs associated with the transfer of the Mortgage Files shall be borne by Custodian, unless such termination is due to the nonpayment of custodial fees, provided that such costs shall not include any higher custodial fees paid by Seller to a successor Custodian.

                  Section 15. Limitation on Liability.

                  (a) Neither Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.

                  (b) The Custodian shall have responsibility only for the Mortgage Files and any other documents which have been actually delivered to it and which have not been released to Seller, Buyer, any Agency or assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of, or for, Seller, any Agency, Buyer or assignee. Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of Custodian.

                  (i) Throughout the term of this Agreement, Custodian shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness, recordability, or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

                  (ii) Other than as otherwise expressly provided herein, Custodian shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Mortgage File, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

                  (iii) No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

                  (iv) Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian's compensation or for reimbursement of expenses.

                  Section 16. Indemnification of Custodian. Seller and Buyer agree to indemnify, defend and hold Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against Custodian because of the breach by Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Agreement.

                  Section 17. Indemnification of Buyer. In the event that Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Mortgage Loan that was in its possession pursuant to this Agreement within two (2) Business Days after required or requested by Buyer (a "Custodial Delivery Failure"), and provided, that (i) Custodian previously delivered to Buyer a Mortgage Loan Schedule and Exception Report with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release of Documents and Receipt in the form annexed hereto as Exhibit H and (iii) such document was assigned or sold to Buyer, then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to such Buyer upon request, a Lost Note Affidavit in the form of Exhibit M annexed hereto and (1,) with respect to any missing document related to such Purchased Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify Buyer in accordance with the succeeding paragraph of this Section 17. Custodian agrees to indemnify and hold the Buyer and its designee harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure or the Custodian's negligence, willful misconduct, or lack of good faith. The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

                  Section 18. Obligations of the Custodian Regarding Genuineness of Documents. In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian, Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement, provided that, notwithstanding the foregoing, the Custodian is not required to determine if any document is in recordable form.

                  Section 19. Periodic Statements. Custodian shall periodically provide to Buyer or Seller, as the case may be, those reports, including a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Agreement as Buyer and Custodian mutually agree. Seller shall be entitled to copies of such reports upon reasonable request.

                  Section 20. Shipment of Documents. Written instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian's duties hereunder shall be delivered by Seller to Custodian prior to any shipment of any Mortgage Files hereunder. Seller will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Mortgage Files as Seller deems appropriate. Without limiting the generality of the provisions of Section 17 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the Seller, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

                  Section 21. Authorized Representatives. Each individual designated as an authorized representative of the Custodian, the Seller and the Buyer (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Seller and the Buyer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Seller and the Buyer initially authorized hereunder is set forth on Exhibits N, 0 and P, respectively. From time to time, Custodian, Seller and Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                  Section 22. Obligations of Custodian With Respect to the Trust Receipts.

                  (a) Upon the request of the Buyer, the Custodian shall issue additional Trust Receipts subdividing the initial Trust Receipt.

                  (b) The Custodian shall keep a register of Trust Receipts issued acceptable to the Buyer in its sole discretion, including the Purchased Mortgage Loans to which the Trust Receipts related, acceptable to Buyer in its sole discretion. Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by Custodian on behalf of Buyer, or its transferee as set forth below, of the Trust Receipt of the Mortgage Files and Buyer or its Transferee's right to possess those Mortgage Files, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 3 to this Agreement and executed by manual signature of an authorized officer of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures where affixed, authorized to sign on behalf of Custodian shall bind Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each physical Trust Receipt shall have attached thereto a Mortgage Loan Schedule with respect to the applicable Purchased Mortgage Loans. Any Seller or other transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Buyer under this Agreement with respect to such Trust Receipt and the related Purchased Mortgage Loans upon notice to Custodian and delivery to Custodian of the appropriate evidence of such transfer and assignment.

                  (c) Buyer may transfer its interest in the Mortgage Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the Custodian in the form of Exhibit N hereto (the "Notice to the Custodian"). Within three (3) Business Days of receipt of the Notice to the Custodian and the Trust Receipt from the Transferee, Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to Custodian from the Buyer, Custodian shall change its records to reflect that such Transferee is the person to whom such Trust Receipt is issued for the Purchased Mortgage Loans.

                  (d) In the event that (i) any mutilated Trust Receipt is surrendered to Custodian, or Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to Custodian that such Trust Receipt has been acquired by a bona fide purchaser, Custodian shall execute and deliver a new Trust Receipt to such purchaser in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

                  (e) Simultaneously with the relinquishment of the Trust Receipt to Custodian by the purchaser thereof and the delivery by Custodian of the related Mortgage Files to such purchaser or a designee of such purchaser, the Trust Receipt shall be canceled and the Mortgage Files will no longer be subject to this Agreement.

                  Section 23. Representations and Warranties. Custodian represents and warrants to Buyer that:

                  (a) Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                  (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                  (c) this Agreement has been duly executed and delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

                  (d) it is not controlled by, under common control with or otherwise affiliated with or related to Seller.

                  Section 24. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                  Section 25. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including telex or other telecommunication device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice.

                  Notices provided to Buyer's New York office shall be directed as follows: Credit Suisse First Boston Mortgage Capital LLC, 302 Carnegie Center, 2,,d Floor, Princeton, N.J. 08540.

                  Notices provided to Custodian shall be directed as follows:
LaSalle Bank, National Association 2571 Busse Road, Suite 200, Dock 49, Elk Grove Village, Illinois 60007, Attention: Kevin Fuesz.

                  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of telex or other telecommunication device, the date noted on the confirmation of such transmission).

                  Section 26. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement shall not be assigned by either Seller or Buyer without the prior written consent of the other, provided, however, that

Buyer may assign this Agreement to any affiliate of Buyer without the prior written consent of any other party hereto.

                  Section 27. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 28. Entire Agreement This Agreement, together with the Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  Section 29. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                  Section 30. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 30.

                  Section 31. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Buyer, Seller and Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                  CAPITAL LLC
                                  Buyer

                                  By:      /s/ Jeffrey Detwiler
                                    --------------------------------------------
                                     Name:  Jeffrey Detwiler
                                     Title: Managing Director

                                  CRESLEIGH FINANCIAL SERVICES, LLC
                                  Seller

                                 By:       /s/ Craig L. Royal
                                     -------------------------------------------
                                     Name:  Craig L. Royal
                                     Title: Chief Financial Officer

                                  LASALLE BANK, NATIONAL ASSOCIATION
                                  Custodian

                                  By:      /s/ Harry J. Cicchetti
                                     -------------------------------------------
                                     Name:  Harry J. Cicchetti
                                     Title: Senior Vice President

                                   EXHIBIT A-1

                            Freddie Mac DOCUMENT LIST

                  (i) Freddie Mac Form I (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or Freddie Mac Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Gold Cash), or Freddie Mac Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages).

                  (ii) Freddie Mac Form 3 (Summary Agreement)

                  (iii) Freddie Mac Form 1034 (Custodial Certification
Schedule).

                  (iv) Freddie Mac Form 1035 (Custodial Agreement).

                  (v) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest).(1)

                  (vi) Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery).

                  (vii) Freddie Mac Form 960 (Transfer of Servicing) (if supplied by Seller).

---------------
(1)Consisting either of the form submitted by Seller to Custodian naming Buyer as Warehouse Lender or in the circumstances contemplated by Section 3(d), a substituted form completed by Custodian naming the Buyer as Warehouse Lender.

                                   EXHIBIT A-2

                            Fannie Mae DOCUMENT LIST

         (i) Either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

         (ii) Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule).

         (iii) Fannie Mae Form 2003 (Custodial Agreement).

         (iv) Fannie Mae Mortgage Selling and Servicing Contract.

         (v) Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information.

         (vi) Fannie Mae Form 360 (Incumbency Certificate) (executed by Seller naming person authorized to instruct Fannie Mae on where to wire funds).(2)

         (vii) All original intervening assignments (if any) duly executed and acknowledged and in recordable form, but unrecorded.

-----------
(2) If applicable.

                                   EXHIBIT B-1

                         CASH WINDOW SUBMISSION PACKAGE

                  With respect to each Mortgage Loan being offered by Seller for sale to Buyer pursuant to a Cash Window Transaction, Seller shall deliver and release to Custodian the following documents:

                  (i) The original Mortgage Note endorsed, "Pay to the order of ____________,without recourse" and signed in the name of Seller by an authorized officer of Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located and if Freddie Mac is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

                  (ii) With respect to each Mortgage Loan that has been designated for sale to Fannie Mae, an original Assignment of Mortgage to Fannie Mae in recordable form but unrecorded signed in the name of Seller by an authorized officer;

                  (iii) If Seller did not originate a Mortgage Loan, all necessary original intervening assignments to show a complete chain of title from the originating mortgagee to Seller;

                  (iv) An original Assignment of Mortgage, in blank, in recordable form but unrecorded (which Assignment of Mortgage may be in the form of a blanket assignment of two or more such Mortgages to the extent permitted by applicable law) signed in the name of Seller by an authorized officer;

                  (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans addressed to Buyer, releasing any and all right, title and interest in such Mortgage Loans.

                  (vi)     Delivery Instructions.

                  (vii)    Originals, if any, of each modification agreement;

                  (viii) The Applicable Agency Documents, listed on Exhibit A-1 and Exhibit A-2;

                  (ix) A Takeout Assignment in the form of Exhibit J-1 or Exhibit J-2 attached hereto, which shall be fully completed and executed by both the Takeout Investor and the Seller.

All documents delivered to Custodian shall be delivered by Seller in an appropriate file folder, properly secured, and clearly marked with Seller's appropriate Freddie Mac or Fannie Mae loan number identifying such Mortgage Loan in the form and order required by the Agency. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded.

                                   EXHIBIT B-2

                             GNMA SUBMISSION PACKAGE

                  With respect to each Mortgage Loan being offered by Seller for sale to Buyer pursuant to a GNMA Transaction, Seller shall deliver and release to Custodian the following documents:

                  (i)      all documents required in the Mortgage File;

                  (ii)     a Custodial Delivery form;

                  (iii) a Schedule of Subscribers and GNMA Contractual Agreement on Form HUD- 11705 listing Buyer, at ____________________, taxpayer number ____________, as the only subscriber and as the sole person who is authorized to take delivery of the related Purchased Mortgage Loan;

                  (iv)     a Schedule of Pooled Mortgages on Form Hud-1 1706;

                  (v) a Release of Security Interest on Form HUD-l1771lA, with the authorized signatures of the persons signing for Buyer in blank;

                  (vi) a Certification and Agreement Regarding Security Interest of Form HUD-117711B ("Certification");

                  (vii) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD- 1746 (GPM or GEM) or HUD-11733 (serial notes), as appropriate;

                  (viii)   an executed Warehouse Bank Payoff Letter; and

                  (ix) any other documents that Buyer may reasonably request.

                                   EXHIBIT B-3

                          NON-AGENCY SUBMISSION PACKAGE

                  With respect to each Mortgage Loan being offered by Seller for sale to Buyer, pursuant to a Non-Agency Transaction, Seller shall deliver and release to Custodian the following documents:

                  (i) The original Mortgage Note endorsed, "Pay to the order of __________________ without recourse" and signed in the name of Seller by an authorized officer of Seller; (if applicable), evidencing a complete chain of title from the originator to Seller; any original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement; and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer's certificate (or a certificate from the recorder's office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

                  (ii)     A Mortgage meeting one of the following requirements:

                           (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                           (B) A copy of the Mortgage together with an officer's certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located; or

                           (C) With respect to any MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

                  (iii) If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or two copies of each such intervening mortgage assignments, each copy together with an officer's certificate, or a certificate from the recorder's office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

                  (iv) In the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer;

                  (v) A Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans, addressed to the Buyer, releasing any and all right, title and interest in such Mortgage Loans;

                  (vi)     Delivery Instructions;

                  (vii)    A copy of a Confirmation;

                  (viii) Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of primary mortgage insurance policy, issued by an insurer acceptable to FNMA or FHLMC, without verification of the expiration date thereon, or (B) an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the Mortgaged Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value; and

                  (ix)     An Underwriter's Form;

                  (x)      A copy of the Takeout Commitment, if applicable;

                  (xi) A Takeout Assignment in the form of Exhibit J-1 or Exhibit J-2 attached hereto, which shall be fully completed and executed by both the Takeout Investor and Seller, if applicable.

                                    EXHIBIT C

                             [LETTERHEAD OF SELLER]

[DATE]

To: LaSalle Bank, National Association
[Address]

                  Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:

                  Company Name:
                  Address:

                  City, State, Zip:
                  Attn:

                             [LETTERHEAD OF SELLER]

                                     [DATE]

    LOANS TO BE DELIVERED BY CUSTODIAN FOR CRESLEIGH FINANCIAL SERVICES, LLC

Loan #:                                     Borrower's Name:                    Loan Amount:
-------                                     ---------------                     -----------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                   EXHIBIT D-1

                              [LETTERHEAD OF BUYER]

                         Fannie Mae MASTER BAILEE LETTER

                                       ____________________ _________, _________
[____________________]

Attention:

Ladies and Gentlemen:

                  In connection with its Conforming Whole Loan Purchase: Cash Window Program, the undersigned Credit Suisse First Boston Mortgage Capital LLC ("Buyer") shall from time to time, cause LaSalle Bank, National Association as custodian ("Custodian"), to deliver to Fannie Mae ("Fannie Mae") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Mortgage Documents"). Custodian is hereby instructed to prepare and insert a Notice of Bailment in the form of Schedule 1 hereto with respect to each Mortgage Loan ("Notice of Bailment"), in each file of Mortgage Documents delivered by Custodian to Fannie Mae.

                  Except as otherwise provided herein, each Mortgage Document so delivered to Fannie Mae is to be held by Fannie Mae, as agent for Custodian, and subject to only Buyer's direction and control.

                  Upon Buyer's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions set forth in Fannie Mae's Form 482 or 1068 all of Buyer's legal or equitable interest in the Mortgage Loan shall terminate.

                  The persons listed on the attached Schedule 2 are the authorized representatives ("Authorized Representatives") of Buyer. Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent confirmed in writing at the request of Custodian, of an Authorized Representative of Buyer.

                  Please execute and return the enclosed copy of this Master Ballet Letter in the enclosed self-addressed envelope.

                                       Sincerely,

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       CAPITAL LLC
                                       (Buyer)

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       Agreed to:

                                       LASALLE BANK, NATIONAL ASSOCIATION
                                       (Custodian)

                                       By: _____________________________________
                                           Name:
                                           Title:

                                     Dated: As of the date first set forth above

                                   SCHEDULE I
                                 TO EXHIBIT D-l

                               NOTICE OF BAILMENT

[Fannie Mae Address]

         Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and Fannie Mae's Loan Number

Ladies and Gentlemen:

                           Pursuant to the Master Bailee Letter, dated
__________, ______ (the "Master Bailee Letter"), between Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and LaSalle Bank, National Association (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of Buyer).

                  Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Requirements shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

                  The proceeds of the sale of each Mortgage Loan accepted for purchase by you must be remitted immediately upon settlement by you, by wire transfer in immediately available funds, in accordance with the following wire instructions:

                                  __________________
                                  ABA#______________
                                  A/C#______________
                                  __________________
                                  Attn:_____________

You shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loan are received in accordance with the wire transfer instructions set forth above and Buyer's interest in the Mortgage Loan shall not be released until such funds are received by Buyer.

                  Any questions relating to the Mortgage Documents should be referred to the Buyer at (212) ______

                                              Sincerely,
                                              LASALLE BANK, NATIONAL ASSOCIATION

                                              By: ______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                   SCHEDULE 2
                                 TO EXHIBIT D-l

                       AUTHORIZED REPRESENTATIVES OF BUYER

Name             Title             Authorized Signature
----             -----             --------------------

                                   EXHIBIT D-2

                         NON-AGENCY MASTER BAILEE LETTER

[Date]

[NAME]
[ADDRESS]
Attn:

         Re:      Purchase of Mortgage Loans from [Seller] Ladies and Gentlemen:

Pursuant to the terms and conditions set forth below, LaSalle Bank NA. as Custodian for Credit Suisse First Boston Mortgage Capital, LLC (the "Secured Party") under the Tri-Party Custodial Agreement with [Seller] ("Seller") dated [DATE] hereby delivers to [NAME] (the "Investor"), with this letter, the original executed promissory note(s) and other documentation, all as set forth on the schedule attached hereto (the "Mortgage Loan Documentation") evidencing the mortgage loan(s) described on the schedule attached hereto (the "Mortgage Loan(s)"). The Secured Party has a perfected first lien security interest in the Mortgage Loan(s) under the Master Repurchase Agreement dated [DATE] (the "Repurchase Agreement") and expressly retains and reserves all of its rights in the Mortgage Loan(s), the Mortgage Loan Documentation and all related security instruments, files, and documents (the "Loan Documents") until the Investor has paid the Secured Party the Purchase Amount (as hereinafter defined) for the Mortgage Loan(s) in accordance with this letter.

         By taking physical possession of this letter, the Mortgage Loan Documentation and the other Loan Documents, the Investor hereby agrees: (i) to hold in trust, as bailee for the Secured Party, the Mortgage Loan Documentation and all Loan Documents that it receives related to the Mortgage Loan(s), until its status as bailee is terminated as set forth herein; (ii) not to release or deliver, or authorize the release or delivery of any of the Mortgage Loan Documentation or any other Loan Documentation to the Seller or any other person or take any other action with respect to the Mortgage Loan Documentation or any Loan Document which release, delivery or other action could cause the security interest of the Secured Party to become unperfected or which could otherwise jeopardize the perfected security interest of the Secured Party in the Mortgage Loan(s); (iii) to deliver, or to cause to be delivered, the Purchase Amount (as defined below) only to the Secured Party's Receiving Bank (as defined below) pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instruction by the Secured Party; (iv) to return the Mortgage Loan Documentation immediately to the Custodian as agent for the Secured Party (A) upon receipt of a written request by the Secured Party, (B) in the event that the Investor elects not to purchase the Mortgage Loan(s), or (C) in the event that the Mortgage Loan Documentation requires completion and/or correction; and (v) to remit the Purchase Amount to the Secured Party's Receiving Bank only in accordance with the wiring instructions set forth below or in accordance with the written instructions of the Secured Party. Please note that should the Investor remit the Purchase Amount to any other entity or Person, the Secured Party will not consider the Purchase Amount to have been paid and will not release its security interests or terminate the responsibilities of the Investor as bailee for the Secured Party until the Purchase Amount has been properly remitted to the Secured Party's Receiving Bank (as defined below) as set forth herein.

         The Secured Party agrees that its security interest in the Mortgage Loan(s) shall be fully released and the responsibilities of the Investor as bailee shall terminate upon the Investor's irrevocable payment to the Secured Party of an amount (the "Purchase Amount") equal to the greater of (1) the purchase price for the Mortgage Loan(s) agreed to by the Investor and Seller and
(2) $ ____________,which is the full amount of all outstanding Transactions (as defined in the Repurchase Agreement) in respect of the Mortgage Loan(s). If the Secured Party consents to the payment of a Purchase Amount for the Mortgage Loan(s) that is less than the amount of the outstanding Transactions with respect to the Mortgage Loan(s), as set forth in clause (2) of the preceding sentence, the Secured Party shall release its security interest in the Mortgage Loan(s) only upon full payment of the remaining outstanding Transactions (as defined in the Repurchase Agreement) with respect to such Mortgage Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions:

[BANK]
ABA#
A/C#
Account #

In the event of any inconsistency between the provisions of this letter and the provisions of any other instrument or document delivered by LaSalle Hank N.A. (on behalf of the Secured Party) to the Investor with this letter or in connection with the Mortgage Loan(s), including , without limitation, any "release" or similar document, the provisions of this letter shall control.

                                           Sincerely,
                                           LaSalle Bank, NA. as Custodian

                                           By:___________________________
                                              Kevin Fuesz
                                              Assistant Vice-President

IRREVOCABLY ACKNOWLEDGED AND AGREED TO:
BY_____________________________
TITLE:
DATE:

                                   SCHEDULE 1
                                 TO EXHIBIT D-2

                               NOTICE OF BAILMENT

[Non-Agency Address]

         Re: [Insert Description of Loan, including Borrower's Name, Loan Amount and Fannie Mae's Loan Number]

Ladies and Gentlemen:

                  Pursuant to the Master Bailee Letter, dated ______________ -- , (the "Master Bailee Letter"), between Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and LaSalle Bank, National Association (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of' Buyer).

                  Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Requirements shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

                  In the event you elect to purchase the Mortgages subject to the Master Bailee Letter, you shall pay the Takeout Price to the Buyer by wire transfer based upon the following instructions:

                                            __________________
                                            ABA#______________
                                            A/C#______________
                                            __________________
                                            Attn:_____________

                  Any questions relating to the Mortgage Documents should be referred to the Buyer at (212) ___________

                                           Sincerely,

                                           By:

                                           ____________________________________
                                           Name:
                                           Title:

                                   SCHEDULE 2
                                 TO EXHIBIT D-2

                       AUTHORIZED REPRESENTATIVES OF BUYER

Name                      Title                      Authorized Signature
----                      -----                      --------------------

         Ex. D-2-4

                                    EXHIBIT E

                            LIMITED POWER OF ATTORNEY

                  Reference is hereby made to the Custodial Agreement (the "Agreement"), dated March 1, 2002, among LaSalle Bank, National Association ("Custodian"), Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and Cresleigh Financial Services, LLC ("Seller"). Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

                  Know all people by these presents, that Seller, a corporation organized and existing under the laws of the State of _____ does hereby make, constitute and appoint, ______, ______,or , or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

                                       "Pay to the order of

                                       By: _______
                                       Its:
                                       Attorney-in-Fact"

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions set forth in Section 3(b)(ii) of the Agreement.

                                   EXHIBIT F-1

                                  MORTGAGE FILE

                  Mortgage File: With respect to each Purchased Mortgage Loan, the following original documents constituting an original mortgage file:

                  (i) the original Mortgage Note as required pursuant to the applicable Submission Package;

                  (ii) the original of any guarantee executed in connection with the Mortgage Note (if any);

                  (iii) for each Mortgage Loan which is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon or copies certified by an authorized officer of Seller or the recording agent to have been sent for recording;

                  (iv) for each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by an authorized officer of Seller or the public recording office in which such Mortgage has been recorded;

                  (v) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies certified by an authorized officer of Seller to have been sent for recording;

                  (vi) for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording but not recorded. (in the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by:
                           "[Seller], successor by merger to [name of
                           predecessor]"; in the event that the Mortgage Loan was acquired or originated by Seller while doing business under another name, the assignment must be in the following form: "[Seller], formerly known as [previous name]";

                  (vii) the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by an authorized officer of Seller to have been sent for recording;

                  (viii) the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, a copy of the preliminary title report, binder or commitment to insure certified by an authorized officer of Seller to be true and correct;

                  (ix) if applicable, the original policy of primary mortgage insurance, or if such insurance is provided by a master policy, a copy of the master policy certified by an authorized officer of the Seller to be true and correct and the original certificate of insurance;

                  (x) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

                  (xi) Any other documents which relate to the Mortgage Loan which have been delivered to Custodian.

                                   EXHIBIT F-2

                            Loan Identification Data

1.       Customer Name
2.       Collateral Number
3.       Primary Borrower Last Name
4.       Primary Borrower First Name
5.       Co-Borrower Last Name *
6.       Co-Borrower First Name *
7.       Property Address
8.       City
9.       State
10.      Zip Code
11.      County
12.      SS Number
13.      SS # Co-borrower *
14.      Product Type/Code
15.      Loan Amount
16.      Closing Date
17.      First Payment Date
18.      Maturity Date
19.      Loan Type (adjustable, fixed, etc)
20.      Pledge Date/Effective Date
21.      Funding Method Code
22.      Closing Agent
23.      Address
24.      City
25.      State
26.      Zip Code
27.      Account Number
28.      ABA Number
29.      Closing Schedule
30.      Instructions
31.      Name of Bank
32.      Address of Bank
33.      City of Bank
34.      State of Bank
35.      Zip of Bank
36.      Other Account Bank
37.      Further Instructions *
38.      Investor
39.      Investor Commitment Number *
40.      Price *
41.      Commitment Date *
42.      Commitment Expiration Date *
43.      Property Type

44.      Lien Position
45.      LTV
46.      CLTV
47.      FICO
48.      Amortization Term
49.      Purpose
50.      No. of Units
51.      Original Appraised Value
52.      Name of appraiser

* If Applicable

                                   EXHIBIT F-3

                             Audited Fields Schedule

1.       Primary Borrower Last Name
2.       Primary Borrower First Name
3.       Co-Borrower Last Name *
4.       Co-Borrower First Name *
5.       Property Address
6.       City
7.       State
8.       Zip Code
9.       County
10.      Product Type/Code
11.      Loan Amount
12.      Closing Date
13.      First Payment Date
14.      Maturity Date
15.      Loan Type (adjustable, fixed, etc)
16.      Lien Position
17.      Amortization Term

                                    EXHIBIT G

                                    EXHIBIT H

                            REQUEST FOR CERTIFICATION

                        Face                        Takeout     Expire                        Funding                   Fix/   FICO
Sequence     Borrower  Amount   Price   Coupon     Investor     Date      Loan #   Principal  Amount    Term    LTV     Arm    Score
--------     --------  ------   -----   ------     --------     ----      ------   ---------  ------    ----    ---     ---    -----

                                   # of
                         Ware-    Months
               Credit    house      to        Release
Sequence        Rate     Lender  Maturity    Payment
--------        ----     ------  --------    -------

                                    EXHIBIT I

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:      LaSalle Bank, National Association
         Attention:

Re: The Custodial Agreement, dated as of March 1, 2002 (the "Custodial Agreement"), among Credit Suisse First Boston Mortgage Capital LLC ("Buyer"), Cresleigh Financial Services, LLC ("Seller"), and LaSalle Bank, National Association ("Custodian")

         In connection with the administration of the Purchased Mortgage Loans held by you as the Custodian on behalf of the Buyer, we request the release, and acknowledge receipt of the (Mortgage File/[specify documents]) for the Purchased Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Purchased Mortgage Loan Number:

Reason for Requesting Documents (check one)

__1. Purchased Mortgage Loan Paid in Full. (The Seller hereby certifies that all amounts received in connection therewith have been credited to the Buyer as provided in the Repurchase Agreement.)

__2. Repurchase of Purchased Mortgage Loan pursuant to a breach of a Representation under the Repurchase Agreement. (The Seller hereby certifies that the repurchase price has been credited to the Buyer as provided in the Repurchase Agreement.)

__3. Purchased Mortgage Loans sold to a Takeout Investor pursuant to Section 5(a) of the Custodial Agreement. (Seller hereby certifies that the takeout price has been credited to the Buyer, and that Buyer has been paid in full for such Mortgage Loan.).)

__4. Other (explain) (Custodian required to have prior written consent of Buyer prior to release of the Mortgage File)

         If box 1 or 2 above is checked, and if the Mortgage File was previously released to us, please release to us our previous Request and Receipt on file with you.

         If box 3 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                          Acknowledged and Agreed:
                                           [ __________________ ]
                                          Buyer

                                          By: __________________________________
                                          Name:_________________________________
                                          Title:________________________________

Acknowledgment of Documents returned to
the Custodian:

[______________]
Custodian

By: __________________________________
Name: ________________________________
Title: _______________________________
Date: ________________________________

                                   EXHIBIT J-l

                               TAKEOUT ASSIGNMENT

____________________ ("Takeout Investor")
 (Address]
Attention:__________

Ladies and Gentlemen:

         Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated ________ -- , ,to purchase $_______ of mortgage loans (the "Mortgage Loans") at a purchase price of _____. This is to confirm that (i) the Commitment is in full force and effect, with no default or breach, and no event which with the passage of time or the provision of notice and the expiration of a grace period, would constitute a default or breach, which could have the effect of relieving you of the obligation to purchase the Mortgage Loans; (ii) the Commitment is hereby assigned to Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), (iii) you will accept delivery of such Mortgage Loans directly from CSFB, (iv) you will pay CSFB for such Mortgage Loans, (v) upon CSFB's acceptance of this assignment, CSFB is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment, (vi) upon CSFB'S acceptance of this assignment, you will release Seller from its obligation to deliver the Mortgage Loans to you under the Commitment, and (vii) you will not assign your rights pursuant to the Commitment except with the prior written consent of CSFB. Upon CSFB's determination not to accept an assignment, CSFB will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to CSFB at (609) __________, Attention: _________. Payment will be made to CSFB in immediately available funds.

                                       Very truly yours,

                                       CRESLEIGH FINANCIAL SERVICES, LLC

                                       By:

                                       Name: ___________________________________
                                             Title: ____________________________

Agreed to, confirmed and accepted:

 [TAKEOUT INVESTOR]

By: __________________________________
Name: ______________________________________
Title: _____________________________________

                                   EXHIBIT J-2

                               TAKEOUT ASSIGNMENT
                                    (Blanket)

____________________ ("Takeout Investor")
 [Address]

Attention:

Ladies and Gentlemen:

         This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to Credit Suisse First Boston Mortgage Capital LLC ("CSFB"), (ii) the Commitment is in full force and effect, with no default or breach, and no event which with the passage of time or the provision of notice and the expiration of a grace period, would constitute a default or breach, which could have the effect of relieving you of the obligation to purchase the Mortgage Loans; (iii) you will accept delivery of such Mortgage Loans directly from CSFB,
(iv) you will pay CSFB for such Mortgage Loans, (v) upon CSFB's acceptance of this assignment with respect to any Commitment, CSPB will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment, (vi) upon CSFB's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement, and (vii) you will not assign your rights pursuant to the Commitment except with the prior written consent of CSFB, Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit A. Upon CSFB's determination not to accept an assignment, CSFB will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. Eastern Standard Time on the business day that you purchase the Mortgage Loam, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to CSFB at (609) ____________,Attention _________________. You may also transmit such information electronically by 10:00 AM. on such business day. Payment will be made to CSFB in immediately available funds.

                                       Very truly yours,

                                       CRESLEIGH FINANCIAL SERVICES, LLC

                                       By:
                                       Name: ___________________________________
                                             Title: ____________________________

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By: __________________________________
Name: __________________________________________
Title: ___________________________________________

                                    EXHIBIT A
                                 to EXHIBIT 1-2

              [WITHDRAWAL OF CONSENT TO BLANKET TAKEOUT ASSIGNMENT]

[Seller]
[Address]

Ladies and Gentlemen:

                  The undersigned hereby terminates its agreement to Seller's assignment of Commitments to CSFB, which approval was given pursuant to the Takeout Assignment dated __________. This termination shall be effective as of _________ but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Takeout Assignment.

                                      Very truly yours,

                                      [TAKEOUT INVESTOR]

                                       By:
                                       Name: ___________________________________
                                             Title: ____________________________

Copy to [Buyer]

                                    EXHIBIT K

                                  TRUST RECEIPT

                                                                          (date)

[To be addressed to the Buyer]

Re: The Custodial Agreement, dated as of Much 1, 2002 (the "Custodial Agreement"), among Credit Suisse First Boston Mortgage Capital LLC ("Buyer"), Cresleigh Financial Services, LLC ("Seller"), and LaSalle Bank, National Association ("Custodian")

Ladies and Gentlemen:

         In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Mortgage Loan purchased by the Buyer from the Seller described in the attached Mortgage Loan Schedule and Exception Report (other tan any Purchased Mortgage Loan paid in full or any Purchased Mortgage Loan listed on the attachment hereto) it shall hold such Purchased Mortgage Loans for the exclusive benefit of you and (i) with respect to each Purchased Mortgage Loan, it has reviewed the Mortgage File and has determined that (A) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession;
(B) such documents have been reviewed by it and appear regular on their face and relate to such Purchased Mortgage Loan; (C) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Purchased Mortgage Loan is correct; and (D) each Mortgage Note in its possession has been endorsed as provided in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule and Exception Report, (ii) whether any Purchased Mortgage Loan was acquired in a merger, or (ii) the collectability, insurability, effectiveness, recordability or suitability of any such Purchased Mortgage Loan.

         Each Mortgage Loan Schedule and Exception Report covering all Purchased Mortgage Loans purchased by the Buyer, delivered to the Buyer by the Custodian shall supersede and cancel the previously delivered Mortgage Loan Schedule and Exception Report attached to the Trust Receipt; and shall control and be binding upon the parties hereto.

                                       _________________________________________
                                       Custodian

                                       By:
                                       Name: ___________________________________
                                       Title: __________________________________

                                   EXHIBIT L-l

                           WAREHOUSE LENDER'S RELEASE

Credit Suisse First Boston Mortgage Capital LLC

Ladies and Gentlemen:

         We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment in full, in one or more installments, from Credit Suisse First Boston Mortgage Capital LLC, in accordance with the wire instructions which we delivered to you in a letter dated _____ -- , , in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

Loan              Mortgagor         Street Address            City              State            Zip
----              ---------         --------------            ----              -----            ---

                                           Very truly yours,

                                           [WAREHOUSE LENDER]

                                           By:
                                           Name: _______________________________
                                           Title: ______________________________

         *A = weighted average trade price

          B = principal amount of the mortgage
              loans

          C = 1 minus the discount set forth on the related Funding Confirmation

                                   EXHIBIT L-2

                      WAREHOUSE LENDER'S WIRE INSTRUCTIONS

                                                     Date: _____________________

Credit Suisse First Boston Mortgage Capital LLC

         Re:      Credit Suisse First Boston Mortgage Capital LLC
                  Whole Loan Purchase Program with [Seller]

Ladies and Gentlemen:

         Set forth below are [Warehouse Lenders] wire instructions applicable to the above-referenced Whole Loan Purchase Program.

         Wire Instructions:

                  Bank Name:
                  City, State:

                  ABA#:
                  Account #:

                  Account Name:

         Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces (i) any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and (ii) any contrary wire instructions contained in any form of release delivered by [Warehouse Lender] to [Buyer] shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                       Very truly yours,

                                       CRESLEIGH FINANCIAL SERVICES, LLC

                                       By:

                                              Name:
                                              Title:

                                       [WAREHOUSE LENDER(S)]*

                                       By:

                                              Name:
                                              Title:
Receipt Acknowledged By:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By: _________________________________
    Name:
    Title:

* The authorized officer of each Warehouse Lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no Warehouse Lender.

                                    EXHIBIT M

                                    EXHIBIT N

                             NOTICE TO THE CUSTODIAN

To:      LaSalle Bank, National Association

         _____________________________
         _____________________________
         _____________________________

         Attention: ______________________

From: ___________________________

Date: ________________________________

                  You are hereby notified that as of [date] [the undersigned has transferred its right, title and interest in and to the Purchased Mortgage Loans identified in the schedule attached hereto to [transferee's name and address] and the undersigned hereby releases all right, title and interest in and to such Purchased Mortgage Loans.][ Transaction under the Repurchase Agreement has been terminated by _______. The Purchased Mortgage Loans with respect to such Transaction are identified in the schedule attached hereto][the undersigned has declared an Event of Default under the Repurchase Agreement.] You are hereby instructed to [hold such Purchased Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of March 1, 2002 among LaSalle Bank, National Association, Credit Suisse First Boston Mortgage Capital LLC, and Cresleigh Financial Services, LLC (the "Custodial Agreement"), for the sole and exclusive benefit of [name of transferee] subject to the terms of the Custodial Agreement by which [name of transferee] hereby agrees to be bound][deliver such Purchased Mortgage Loans to [name] at [address].

                                           [ ]

                                           By: _________________________________
                                               Name: ___________________________
                                               Title: __________________________

Agreed and Acknowledged:

LASALLE BANK, NATIONAL ASSOCIATION
Custodian

By:

Name: _________________________________
Title: ________________________________
Date:  ________________________________

                                    EXHIBIT O

                           FORM OF LOST NOTE AFFIDAVIT

                  I, as _______________________________ (title) of LaSalle Bank,
National Association (the "Custodian"), am authorized to make this Affidavit on behalf of LaSalle Bank, National Association. In connection with the administration of the Purchased Mortgage Loans held by LaSalle Bank, National Association as Custodian on behalf of [ ] (the "Investor"), _________________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

1.       Custodian's address is:

                  LaSalle Bank, National Association

                  [ADDRESS]

2. Custodian previously delivered to the Investor a signed Trust Receipt with respect to such Mortgage Note and/or Assignment of Mortgage;

3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Investor by pursuant to the terms and provisions of a Repurchase Agreement dated and effective as of _______ 200

4. Such Mortgage Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents;

5. Aforesaid Mortgage Note and/or Assignment of Mortgage (hereinafter called the "Original") has been lost;

6. Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

7.       The Custodian was the Custodian of the Original at the time of loss;
         and

8. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee, and (ii) the Mortgage or Deed of Trust [strike one] which secures the Note, which Mortgage or Deed of Trust is recorded at _____________________

10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless [ ], its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Purchased Mortgage Loan evidenced by the Lost Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such Rating Agency to cover any Losses with respect to such Lost Note.

11. This Affidavit is intended to be relied on by the Investor, its successors, and assigns and represents and warrants that it has the authority to perform its obligations under this Affidavit of Lost Note.

                                         EXECUTED THIS ___ day of_______ 200___
                                                  on behalf of the Custodian
                                                  by:
                                                  ______________________________
                                                  Signature
                                                  ______________________________
                                                  Typed Name

         On this _________ day of ________________________ 200 before me appeared _____________________, to me personally know, who being duly sworn did say that she/he is the _____________________________ of _______________________,
and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said ______________________________ acknowledged this instrument to be the free act and deed of said corporation.

Notary Public in and for the

State of_______________________________

My Commission expires: ________________________

                                    EXHIBIT P

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

                                    EXHIBIT Q

                    AUTHORIZED REPRESENTATIVES OF THE SELLER

                                    EXHIBIT R

                     AUTHORIZED REPRESENTATIVES OF THE BUYER

                                    EXHIBIT S

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT T

                     FORM OF WAREHOUSE LENDER PAYOFF LETTER

[        ]
[ADDRESS]

RE: Agency:________, Pool # _______, Security Rate _____%, Maturity ___________

The undersigned hereby releases all right, interest or claim of any kind with respect to the mortgage loans constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of __________ of $___________ in immediately available funds to account # ______________ at __________________________ for the account of
___________________________

Very truly yours,

By:

Name: ____________________________________________
Title: ___________________________________________

Copy to:

__________________________________________________
__________________________________________________
__________________________________________________
Attention: _______________________________________

                                    EXHIBIT U

                     FORM OF WAREHOUSE LENDER PAYOFF LETTER

[Buyer]
[ADDRESS]

[Takeout Investor]
[ADDRESS]

RE:      [Reference applicable bailee letter (the "Bailee Letter")]

We hereby notify you that, pursuant to the Bailee Letter, the Mortgage Files for the Mortgage Loans listed on Annex I hereto were released to [Takeout Investor] (`Takeout Investor") for purchase on _________, 200__ and Takeout Investor has had possession of the Mortgage Files for more than thirty days without purchasing such Mortgage Loans.

By:      LASALLE BANK, NATIONAL ASSOCIATION

Name: _____________________________________
Title: ____________________________________